        As filed with the Securities and Exchange Commission on October 8, 1998.


                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                       OCTOBER 8, 1998 (OCTOBER 1, 1998)



                                 MEDAREX, INC.
            (Exact name of registrant as specified in its charter)


          NEW JERSEY                    0-19312                   22-2822175
(State of other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY  08801-0953
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (908) 713-6001


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K

Item 5.      Other Events.................................................   3

Item 7.      Financial Statements and Exhibits............................   3

Signature    .............................................................   4

          ITEM 5.   OTHER EVENTS.

          On October 1, 1998, Medarex, Inc., a New Jersey corporation ("Medarex"), announced that it had received a $15 million principal payment plus approximately $500,000 in interest from Cell Genesys, Inc. of Foster City, California, in satisfaction of a note issued in connection with a cross-license and settlement agreement dated March 27, 1997, with GenPharm International, Inc., now a wholly-owned subsidiary of Medarex.

          The press release with respect to this announcement is filed herewith as Exhibit 99.1.

          On October 2, 1998, Medarex announced that Centocor, Inc., has exercised its option to obtain exclusive commercial licenses to fully human antibodies to four antigens created with Medarex's HuMAb-Mouse technology.
Under the terms of the agreement, Centocor, Inc. has purchased 900,340 shares of Medarex's Common Stock from Medarex in consideration for a cash payment of $4 million.

          The press release with respect to the announcement is filed herewith as Exhibit 99.2.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the receipt of future payments, the continuation of business partnerships, the progress of ongoing clinical trials, development of new business opportunities and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
-------        ----------------------

99.1           Press release dated October 1, 1998.

99.2           Press release dated October 2, 1998.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDAREX, INC.
                                       Registrant


Date:   October 8, 1998                By:/s/ Michael A.  Appelbaum
                                          -------------------------------
                                              Michael A. Appelbaum
                                              Executive Vice President -
                                              Finance and Administration,
                                              Secretary, Treasurer and
                                              Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                           Page
Number                Description                Number
------                -----------                ------
   99.1  Press release dated October 1, 1998.

   99.2  Press release dated October 2, 1998.